Exhibit 99

Form 4 Joint Filer Information

Name:   Vivo Ventures V Affiliates Fund, LP.

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CPNAU, CAPN, CAPNW)

Date of Event Requiring Statement:  November 12, 2014

Signature: /s/ Antoun Nabhan, Attorney-in-Fact for Vivo Ventures V, LLC as
general partner of Vivo Ventures V Affiliates Fund, L.P.

Name:   Vivo Ventures V LLC

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CPNAU, CAPN, CAPNW)

Date of Event Requiring Statement:  November 12, 2014

Signature: /s/ Antoun Nabhan, Attorney-in-Fact for Vivo Ventures V, LLC

Name:   BDF IV Annex Fund, L.P.

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CPNAU, CAPN, CAPNW)

Date of Event Requiring Statement:   November 12, 2014

Signature: /s/ Antoun Nabhan, Attorney-in-Fact for BioAsia Investments IV, LLC,
as general partner of BDF IV Annex Fund, L.P.

Name:   Biotechnology Development Fund IV, L.P.

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CPNAU, CAPN, CAPNW)

Date of Event Requiring Statement:   November 12, 2014

Signature: /s/ Antoun Nabhan, Attorney-in-Fact for BioAsia Investments IV, LLC,
as general partner of Biotechnology Development Fund IV, L.P.

Name:   Biotechnology Development Fund IV Affiliates, L.P.

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CPNAU, CAPN, CAPNW)

Date of Event Requiring Statement:   November 12, 2014

Signature: /s/ Antoun Nabhan, Attorney-in-Fact for BioAsia Investments IV, LLC,
as general partner of Biotechnology Development Fund IV Affiliates, L.P.

Name:   BioAsia Investments IV, LLC

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CPNAU, CAPN, CAPNW)

Date of Event Requiring Statement:   November 12, 2014

Signature: /s/ Antoun Nabhan, Attorney-in-Fact for BioAsia Investments IV, LLC

Name:   Biotechnology Development Fund II, L.P.

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CPNAU, CAPN, CAPNW)

Date of Event Requiring Statement:   November 12, 2014

Signature: /s/ Antoun Nabhan, Attorney-in-Fact for BioAsia Management, LLC, as
general partner of Biotechnology Development Fund II, L.P.

Name:   BioAsia Management LLC

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CPNAU, CAPN, CAPNW)

Date of Event Requiring Statement:   November 12, 2014

Signature: /s/ Antoun Nabhan, Attorney-in-Fact for BioAsia Management, LLC

Name:   Frank Kung

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CPNAU, CAPN, CAPNW)

Date of Event Requiring Statement:   November 12, 2014

Signature: /s/ Antoun Nabhan, Attorney-in-Fact for Frank Kung

Name:   Dr. Albert Cha

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CPNAU, CAPN, CAPNW)

Date of Event Requiring Statement:   November 12, 2014

Signature: /s/ Antoun Nabhan, Attorney-in-Fact for Dr. Albert Cha

Name:   Edgar Engleman

Address: 575 HIGH STREET, SUITE 201
         PALO ALTO CA 94301

Designated Filer:   Vivo Ventures Fund, V, L.P.

Issuer & Ticker Symbol:   Capnia, Inc. (CPNAU, CAPN, CAPNW)

Date of Event Requiring Statement:   November 12, 2014

Signature: /s/ Antoun Nabhan, Attorney-in-Fact for Edgar Engleman